SECURITIES AND EXCHANGE COMMISSION



                                 WASHINGTON, DC
                                      20549





                                    FORM 8-K




                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: December 9, 1996
                        (Date of earliest event reported)


                         INSIGNIA FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


       DELAWARE                        0-19066             13-3591193
(State or other jurisdiction of      (Commission        (I.R.S. Employer
incorporation or organization)       File Number)        Identification
                                                             Number)


                          One Insignia Financial Plaza
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                     (Address of Principal Executive Office)


       Registrant's telephone number, including area code: (864) 239-1000

Item 7.  Financial Statements and Exhibits


     (a) Pro Forma Condensed Consolidated Financial Statements (Unaudited)

(a)  Pro Forma Condensed Consolidated Financials
Insignia Financial Group, Inc. and Subsidiaries

                    Convertible Preferred Securities Offering

On November 1 and 6, 1996, Insignia Financing I, a Delaware business trust (the "Trust"), issued and sold (the "Convertible Preferred Securities Offering") 2,990,000 of its 6 1/2% Trust Convertible Preferred Securities with an aggregate liquidation amount of $149.5 million (the "Convertible Preferred Securities"). All of the outstanding common securities of the Trust, with an aggregate liquidation value of approximately $4.6 million (the "Common Securities"), are owned by the Company which entitles it to designate the trustees of the Trust. The Convertible Preferred Securities were sold to Lehman Brothers, Dillon, Read & Co. Inc., Goldman, Sachs & Co. and A.G. Edwards & Sons, Inc. (the "Initial Purchasers") for an aggregate purchase price of $149.5 million. The Company paid the Initial Purchasers a commission of 3% of the aggregate purchase price. The Initial Purchasers resold the Convertible Preferred Securities (i) to "qualified institutional buyers" (as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act")) in compliance with Rule 144A, (ii) to other institutional "accredited investors" (as defined in Rule 501(A) (1), (2), (3) or
(7) under the Securities Act) in compliance with Regulation D under the Securities Act and (iii) outside the United States to persons other than U.S. persons in reliance on Regulation S under the Securities Act. The Convertible Preferred Securities may be converted at the option of the holder after December 30, 1996 into shares of Common Stock at the rate of 1.8868 shares of Common Stock for each Convertible Preferred Security (equivalent to a conversion price of $26.50 per share of Common Stock). The Convertible Preferred Securities and the Common Securities represent undivided beneficial interests in the assets of the Trust, which consist of approximately $154.1 million aggregate principal amount of the Company's 6 1/2% Convertible Subordinated Debentures due September 30, 2016.

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

     The following Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1996 and Pro Forma Condensed Consolidated Statements of Income for the year ended December 31, 1995 and the nine months ended September 30, 1996 give effect to the sale by the Trust of the Convertible Preferred Securities and the application of the estimated net proceeds therefrom. The Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 1995 also gives effect to the acquisition of all of the issued and outstanding stock of O'Donnell Property Services, Inc. ("O'Donnell"), the consummation of the acquisition of the property management business of Douglas Elliman-Gibbons & Ives and Kreisel Company, Inc. (collectively known as "DEK"), the acquisition of National Property Investors, Inc., its property management affiliates and general partner and certain limited partner interests in affiliated real estate limited partnerships (collectively, "NPI"), the acquisition of the business and substantially all the assets of Edward S. Gordon Company, Incorporated and its affiliates ("ESG"), and the acquisition of the commercial real estate services business of Paragon Group, Inc. ("Paragon"), including borrowings under the Company's revolving credit facility in connection therewith, and the acquisition of limited partner interests in six partnerships that were formerly affiliated with U.S. Shelter Corporation (collectively, the "Shelter Properties Partnerships"), Consolidated Capital Properties III ("CCP III") and Consolidated Capital Properties IV ("CCP IV"), as if effected at the beginning of such period. The Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 1995 also gives effect to the sale by Insignia of 3,850,000 shares of Common Stock and the application of the net proceeds therefrom as if effected at the beginning of such period. The Pro Forma Condensed Consolidated Statement of Income for the nine months ended September 30, 1996 also gives effect to the NPI acquisition, the ESG acquisition and the Paragon acquisition, including borrowings under the Company's revolving credit facility in connection therewith, as if effected at the beginning of each period.

     The pro forma statements have been prepared by management of Insignia based upon the financial statements of Insignia, NPI, ESG, Paragon, the Shelter Properties Partnerships, CCP III, CCP IV, O'Donnell, and Kreisel Company, Inc. and the unaudited accounting records of Douglas Elliman-Gibbons & Ives. These pro forma statements may not be indicative of results had the combination been in effect on the dates indicated or of results which may be obtained in the future. In each acquisition by Insignia, the acquired business has its own overhead structure which includes executive management, accounting, and management information costs. A significant portion of these overhead costs historically has been eliminated upon acquisition as they have been absorbed into Insignia's existing systems, thereby taking advantage of such operating economies of scale. This elimination of duplicate management, accounting, and information systems has allowed Insignia to improve operating margins and provide better operating results than would be reflected on a pro forma basis.

Insignia Financial Group, Inc. and Subsidiaries
Pro Forma Condensed Consolidated Balance Sheet (Unaudited)
September 30, 1996
(Thousands of Dollars, except share data)


                                                                                       Preferred       Pro Forma
                                                                           Insignia     Issuance      Balance Sheet
Assets
    Cash and cash equivalents                                             $  60,131  $        --      $  60,131
    Restricted cash                                                             642           --            642
    Receivables                                                              14,292           --         14,292
    Commissions receivable                                                   16,582           --         16,582
    Property and equipment                                                   11,282           --         11,282
    Investments in real estate limited partnerships                         124,898           --        124,898
    Property management contracts                                           133,827           --        133,827
    Apartment properties                                                     25,178           --         25,178
    Costs in excess of net assets of acquired businesses                     76,474           --         76,474
    Other assets                                                              8,583           --          8,583
                                                                              -----                       -----

       Total Assets                                                        $471,889    $      --       $471,889
                                                                           ========    =========       ========

Liabilities and Stockholders' Equity
    Liabilities:
       Accounts payable                                                  $    2,602  $        --     $    2,602
       Commissions payable                                                    9,257           --          9,257
       Accrued and sundry liabilities                                        24,604           --         24,604
       Deferred taxes                                                        13,661           --         13,661
       Non-recourse mortgage notes payable                                   20,408           --         20,408
       Notes payable                                                        185,182     (144,515)(a)     40,667
                                                                            -------     --------         ------
          Total liabilities                                                 255,714     (144,515)       111,199
                                                                            -------     --------        -------

    Redeemable convertible preferred stock                                       --      144,515(a)     144,515

    Minority interests in consolidated subsidiaries                           2,762           --          2,762

    Stockholders' Equity:
       Common stock, Class A, par value $.01 per share                          288           --            288
       Additional paid-in capital                                           188,710           --        188,710
       Retained earnings                                                     24,415           --         24,415
                                                                             ------                      ------
          Total stockholders' equity                                        213,413           --        213,413
                                                                            -------                     -------

Total liabilities and stockholders' equity                                 $471,889     $     --       $471,889
                                                                           ========     =========      ========


See Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

Insignia Financial Group, Inc. and Subsidiaries

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

(a) The proceeds of this offering, net of costs of issuance in the amount of $4,985,000, are intended to be used to pay down amounts outstanding under the Revolving Credit Facility and to retire certain other notes payable.

                                             Notes                  Preferred
                                            Payable                 Issuance
                                                 (Thousands of Dollars)


Net proceeds of this Offering              $(144,515)                $144,515
                                           ---------                 --------

       Change in respective item           $(144,515)                $144,515
                                           ---------                 --------

Insignia Financial Group, Inc. and Subsidiaries
Pro Forma Condensed Consolidated Statement of Income (Unaudited)
For the Nine Months Ended September 30, 1996
(Thousands of Dollars, except share and per share data)

                                                                                                                          Pro Forma
                                                                                           Pro Forma     Preferred         Income
                                       Insignia             ESG           Paragon         Adjustments    Issuance         Statement
Revenues
    Fee based services                 $140,117        $  46,778          $  8,635       $      627(a)    $    --         $196,157
    Interest                              2,193               20                 1               (8)(a)        --            2,206
    Other                                 1,597               --               556                3 (a)        --            2,156
    Apartment property revenues           5,297               --                --              434 (a)        --            5,731
                                          -----                                                 ---                          -----
                                        149,204           46,798             9,192            1,056            --          206,250
Costs and Expenses
    Fee based services                  106,570           39,974             7,440               89 (c)        --          154,073
    Administrative                        5,681            4,149             1,559           (2,715)(b)        --            8,674
    Apartment property expenses           2,838               --                --              237 (c)        --            3,075
    Deferred compensation and
       stock option plan                     --           37,664                --          (37,664)(d)        --               --
    Interest                             10,244              677               751            1,548 (e)    (8,929)(i)        4,291
    Apartment property interest           1,698               --                --               94 (c)        --            1,792
    Depreciation and amortization        16,189            1,447               628            1,750 (f)        --           20,014
    Apartment property depreciation         769               --                --               63 (c)        --              832
                                            ---                                                  --                            ---
                                        143,989           83,911            10,378          (36,598)       (8,929)         192,751

Equity earnings - limited
   partnership interest                   3,072               --                --              111 (g)        --            3,183
Minority interests in
    consolidated subsidiaries              (190)               --                --             (19)(g)    (7,475)(i)       (7,684)
                                           ----                                                 ---        ------           ------
Income before income taxes                8,097          (37,113)          (1,186)           37,746         1,454            8,998
    Provision for income taxes            3,077           (3,528)               --            3,318 (h)       553 (i)        3,420
                                          -----           ------                              -----           ---            -----
Net Income                             $  5,020         $(33,585)         $(1,186)          $34,428       $   901         $  5,578
                                       ========         ========          =======           =======       =======         ========
Earnings per common share                 $0.15                                                                              $0.17
                                          =====                                                                              =====
Weighted average common shares
    outstanding and dilutive
    common stock equivalents           31,107,789                                         1,093,619(j)                  32,201,408
                                       ==========                                         =========                     ==========



See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Income


Insignia Financial Group, Inc. and Subsidiaries
Pro Forma Condensed Consolidated Statement of Income (Unaudited)
For the Year Ended December 31, 1995
(Thousands of Dollars, except share and per share data)
                                                                                                                           Pro Forma
                                                                                                      Pro Forma  Preferred   Income
                        Insignia     ESG       NPI     NPI II    NPI IV   DEK    O'Donnell   Paragon  Adjustments Issuance Statement
Revenues
    Fee based services  $118,828  $92,064    $17,715  $    --   $   --  $14,840   $5,335    $ 19,255  $     --     $   --   $268,037
    Interest               2,780       84        366       --       --       --       --          3      (625)(a)      --      2,608
    Other                  1,424       --         --       --       --       --       --        831         --         --      2,255
    Apartment property
        revenues              --       --         --    1,133    6,164       --       --         --         --         --      7,297
                                                        -----    -----                                                         -----
                         123,032   92,148     18,081    1,133    6,164   14,840    5,335     20,089      (625)         --    280,197

Costs and Expenses
    Fee based services    85,707   76,882      7,892       --       --   13,760    2,039     12,918      (275)(c)      --    198,923
    Administrative         8,020    9,486         --       --       --       --      483      3,408    (6,178)(b)      --     15,219
    Apartment property
        expenses              --       --         --      947    2,945       --       --         --         --         --      3,892
    Deferred compensation
        and stock option
        plan                  --    1,274         --       --       --       --       --         --    (1,274)(d)      --         --
    Termination of
        employment
        agreement           1,000      --         --       --       --       --       --         --         --         --      1,000
    Interest                7,049     339      5,801       --       --      550       --      1,516      2,919(e)(12,056)(i)   6,118
    Apartment property
        interest               --      --         --      121    1,538       --       --         --         --         --      1,659
    Depreciation and
        amortization        3,493   2,476      1,649       --       --      823       86      1,844      5,886(f)      --     26,257
    Apartment property
        depreciation           --      --         --      211      989       --       --         --       (87)(c)      --      1,113
                                                          ---      ---                                    ---                  -----
                          115,269  90,457     15,342    1,279    5,472   15,133    2,608     19,686        991    (12,056)   254,181
                          -------  ------     ------    -----    -----   ------    -----     ------        ---    -------    -------

Equity earnings -
        limited partnership
        interests           2,461      --     15,544       --       --       --       --         --     (8,951)(g)    --       9,054

Minority interests in
        consolidated
        subsidiaries         (131)      --    (7,964)      --       --       --       --         --     (2,558)(g)(9,967)(i)(20,620)
                             ----             ------                                                    ------    ------    -------

Income before income
        taxes              10,093      1,691  10,319    (146)      692    (293)    2,727        403   (13,125)     2,089      14,450

    Provision for income
        taxes               3,835        641    (47)      --        --       --       --         --      268(h)      794(i)    5,491
                            -----        ---    ---                                                      ---         ---       -----

Income before
        extraordinary item $6,258   $  1,050  10,366 $  (146) $    692  $ (293)  $ 2,727  $     403  $(13,393)   $ 1,295   $   8,959
                         ========   ======== ======= ========== ======= =======  =======  =========  ========    =======   =========

Earnings per common
        shares before
        extraordinary
        item               $0.22                                                                                               $0.29
                           =====                                                                                               =====

Weighted average common
        shares outstanding
        and dilutive
        common stock
        equivalents    22,681,158                                                                     3,952,055(j)        26,633,213
                       ==========                                                                     =========           ==========


See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Income

Insignia Financial Group, Inc. and Subsidiaries

    Notes to Unaudited Pro Forma Condensed Consolidated Statements of Income

     The table below summarizes the adjustments to the historical statements of income (a) for the year ended December 31, 1995 giving effect to (i) the consummation of the NPI acquisition, (ii) the O'Donnell acquisition and the acquisition of the limited partnership interests in the Shelter Properties Partnerships, (iii) the DEK acquisition, (iv) the ESG acquisition and (v) the Paragon acquisition, and borrowings under the Revolving Credit Facility in connection therewith, and (b) for the nine months ended September 30, 1996 giving effect to the ESG, NPI and Paragon acquisitions, in each case as if effected at the beginning of such period.

                                                                        Income Increase          Income Increase
                                                                         (Decrease)             (Decrease) For the
                                                                       For The Year Ended        Nine Months Ended
                                                                       December 31, 1995        September 30, 1996
                                                                                 (Thousands of Dollars)

Pro Forma Adjustments

Revenues

(a)  Represents a reduction in interest income earned
        on cash balances of ESG                                        $      (84)                $      (20)
     Represents a reduction in interest income earned on
        cash balances of NPI                                                    --                        12
     Represents reduced interest income on cash used to
        acquire limited partnership interests in tender offers               (541)                        --
     Represents 21 days of revenue in January 1996 prior to
        the actual acquisition of NPI
           Fee based services                                                   --                       627
           Apartment property revenues                                          --                       434
           Other                                                                --                         3
                                                                                                           -
                                                                             (625)                     1,056

Costs and Expenses

(b)  Represents ESG acquisition pro forma administrative
        services expenses                                                    6,178                     2,715

(c)  Represents NPI, DEK, and O'Donnell pro forma expenses
        (Excluding depreciation and amortization reflected below)
           Fee based services                                                  275                       (89)
           Apartment property expenses                                          --                      (237)
           Apartment property interest                                          --                       (94)
           Apartment property depreciation                                      87                       (63)

(d)  Deferred compensation and stock option plan                             1,274                    37,664

(e)  Represents pro forma interest adjustment related to the
     Revolving Credit Facility                                             (5,386)                    (1,548)
     Stock offering proceeds used to pay down debt (see j)                   3,480                        --
     Amortization of Revolving Credit Facility cost                        (1,013)                        --
                                                                           ------
        Total interest effect                                              (2,919)                    (1,548)

Insignia Financial Group, Inc. and Subsidiaries

Notes to Unaudited Pro Forma Condensed Consolidated Statements of Income (Continued)

                                                                        Income Increase          Income Increase
                                                                         (Decrease)             (Decrease) For the
                                                                       For The Year Ended        Nine Months Ended
                                                                       December 31, 1995        September 30, 1996
                                                                                 (Thousands of Dollars)

(f)  Represents reductions (increases) in:
        Amortization of purchase price allocated to
           management contracts                                              1,649                        --
        Depreciation of property and equipment                               4,320                     2,075
        Depreciation of property and equipment                               (145)                       (72)
        Amortization of management contract                                (8,027)                    (1,911)
        Amortization of non-competition agreement and Goodwill             (3,683)                    (1,842)
                                                                           ------                     ------
           Total amortization and depreciation effect                      (5,886)                    (1,750)
                                                                           ------                     ------
           Total cost and expense effect                                $    (991)                   $36,598

(g)  Represents the purchase of partnership interests in the Shelter
        Properties Partnerships, CCP III and CCP IV, the retention by NPI of its interests in five partnerships, the consolidation of two partnerships previously reported by NPI on the
        equity method and adjustments to reflect the amortization
        of Insignia's purchase price in excess of its proportionate
        share of partnership book value                                   $(8,951)                 $     111
     Represents minority interest in consolidated limited partnerships
        and joint ventures holding limited partnership interests           (2,558)                       (19)

(h)  Income tax effect                                                       (268)                    (3,318)
                                                                             ----                     ------
        Net increase (decrease) to income                                  (13,393                    34,428
                                                                           =======                    ======

Debt and Equity Issuances

(i)  Representing the following:
        Interest on and amortization of issuance cost associated
           with Convertible Preferred Securities                           (9,967)                    (7,475)
        Reduction of interest expense on debt repayment                     12,056                     8,929
                                                                            ------                     -----
                                                                             2,089                     1,454
     Income tax effect                                                       (794)                      (553)
                                                                             ----                       ----
        Adjustment to income before extraordinary item                    $  1,295                 $     901
                                                                          ========                 =========

(j)  Adjustment to weighted average common shares outstanding
        gives effect to Insignia's 1995 common stock offering            3,111,643                        --
     Increase in weighted average common shares outstanding
        and dilutive common stock equivalents as a result of
        assumption of ESG options                                          840,412                 1,093,619
                                                                           -------                 ---------
                                                                         3,952,055                 1,093,619
                                                                         =========                 =========


                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to the signed on its behalf by the undersigned hereunto duly authorized.

                                         INSIGNIA FINANCIAL GROUP, INC.



                                         By:
                                         --------------------------------------
                                                 John K. Lines
                                                 General Counsel and Secretary



Date:  December 9, 1996